SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                               November 7, 1996




                     INTELIDATA TECHNOLOGIES CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


                000-21685                          54-1820617
         (Commission File Number)    (I.R.S. Employer Identification No.)


          13100 Worldgate Drive, Suite 600, Herndon, Virginia  20170
             (Address of principal executive offices) (zip code)


                                (703) 834-8500
             (Registrant's telephone number, including area code)

                      __________________________________
        (Former name or former address, if changes since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On November 7, 1996, InteliData Technologies Corporation, a Delaware corporation ("InteliData" or the "Registrant"), consummated the acquisition and merger (the "Mergers") of two public companies -- Colonial Data Technologies Corp., a Delaware corporation ("CDT"), and US Order, Inc., a Delaware corporation ("USO") -- pursuant to an Agreement and Plan of Merger, dated as of August 5, 1996, as amended by Amendment No. 1, dated as of November 7, 1996 (as amended, the "Merger Agreement"). The Merger Agreement and the consummation of the transactions contemplated thereby were approved by the respective stockholders of CDT and USO at respective special meetings of such stockholders held on November 7, 1996.

     Pursuant to the Merger Agreement, (i) each outstanding share of common stock of CDT, $.01 par value, was converted into one share of common stock of InteliData ("InteliData Common Stock"), (ii) each outstanding share of common stock of USO, $.001 par value, was converted into one share of InteliData Common Stock, and (iii) each outstanding option, warrant or other right to purchase USO common stock or CDT common stock was converted into the right to acquire, on the same terms and conditions, shares of InteliData Common Stock. InteliData Common Stock is traded on the Nasdaq National Market under the symbol "INTD".

     The business of InteliData initially consists of the business conducted by USO and CDT immediately prior to the consummation of the Mergers.

     Additional information with respect to the Mergers and related matters is set forth in the Joint Proxy Statement/Prospectus of CDT, USO and InteliData (the "Joint Proxy Statement") dated October 9, 1996, included in InteliData's Registration Statement on Form S-4, as amended, filed with the Securities and Exchange Commission (the "Commission") on August 29, 1996 (File No. 333-11081), and is incorporated herein by reference to the extent appropriate.

A copy of the press release announcing the completion of the Mergers is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS.

     (a)  Financial Statements of business acquired.

        1. The audited financial statements of CDT for each of the three years ended December 31, 1995, required by this Item 7(a) are incorporated herein by reference to the financial statements set forth in the Annual Report on Form 10-K of Colonial Data Technologies Corp. for the year ended December 31, 1995.

        2. The audited financial statements of USO for each of the three years ended December 31, 1995, required by this Item 7(a) are incorporated herein by reference to financial statements set forth in the Annual Report on Form 10-K of US Order, Inc. for the year ended December 31, 1995.


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        3. The unaudited financial statements of USO for the six months ended June 30, 1996 and 1995 required by this Item 7(a) are incorporated herein by reference to US Order Inc.'s Quarterly Report on Form 10-Q for the six months ended June 30, 1996.

        4. The unaudited financial statements of CDT for the six months ended June 30, 1996 and 1995 required by this Item 7(a) are incorporated herein by reference to Colonial Data Technologies Corp.'s Quarterly Report on Form 10-Q for the six months ended June 30, 1996.

     (b)  Pro Forma financial information (unaudited).

        The pro forma financial information required by this Item 7(b) is hereby incorporated herein by reference to the pro forma financial information set forth under the heading "InteliData Unaudited Pro Form Condensed Consolidated Financial Information" in the Joint Proxy Statement.

     (c)  Exhibits.

        2.1 Agreement and Plan of Merger dated as of August 5, 1996, between Colonial Data Technologies Corp. and US Order, Inc. (incorporated herein by reference to Appendix I to the Joint Proxy Statement/Prospectus included in InteliData's Registration Statement on Form S-4 filed with the Commission on August 29, 1996, as amended) (File No. 333-11081)).

        2.2 Amendment No. 1 dated as of November 7, 1996, by and among US Order, Inc., Colonial Data Technologies Corp. and InteliData Technologies Corporation to the Agreement and Plan of Merger.

        4.1 Article IV of the Certificate of Incorporation of InteliData Technologies Corporation (incorporated herein by reference to Appendix IV to the Joint Proxy Statement/Prospectus included in InteliData's Registration Statement on Form S-4 filed with the Commission on August 29, 1996, as amended) (File No. 333-11081) and Section 7.02 of the Bylaws of InteliData Technologies Corporation (incorporated herein by reference to Appendix V to the Joint Proxy Statement/Prospectus included in InteliData's Registration Statement on Form S-4 filed with the Commission on August 29, 1996, as amended) (File No. 333-11081).

        20.1 Joint Proxy Statement/Prospectus dated October 9, 1996, of InteliData Technologies Corporation, Colonial Data Technologies Corp. and US Order, Inc. (incorporated herein by reference to the Joint Proxy Statement/Prospectus included in InteliData's Registration Statement on Form S-4 filed with the Commission on August 29, 1996, as amended) (File No. 333-11081).

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        99.1  Press Release dated November 7, 1996, announcing the completion of the Mergers.




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:November 11, 1996        INTELIDATA TECHNOLOGIES CORPORATION


                              By:  /s/ Albert N. Wergley
                                   Albert N. Wergley
                                   Vice President, General Counsel and
                                   Secretary



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